UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2012

Commission File Number: 000-23575

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	77-0446957
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)
(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 30, 2012 the Company issued a press release announcing financial results for the quarter and year-to-date ended June 30, 2012.  A copy of the press release is attached as Exhibit 99.1 to this current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements. – not applicable
(b) Pro forma financial statements. – not applicable
(c)  Shell Company Transactions. Not applicable.
(d) Exhibits.

The following exhibit is being furnished herewith:

99.1	Press release dated July 30, 2012, entitled “Community West Bancshares Reports Second Quarter Results, Highlighted by Improved Credit Quality and Net Interest Margin Expansion”

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	July 30, 2012	COMMUNITY WEST BANCSHARES

		By:	/s/ Charles G. Baltuskonis
Charles G. Baltuskonis
Executive Vice President and Chief Financial Officer